Exhibit 10.43(b)

CATALYST BIOSCIENCES, INC.

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO NOTE AND WARRANT PURCHASE AGREEMENT (this “Amendment”) is made as of June 29, 2015 (the “Effective Date”) by and among CATALYST BIOSCIENCES, INC., a Delaware corporation (the “Company”), and the undersigned, each of which is herein referred to as an “Investor.”

WHEREAS, the Company and the Investors previously entered into that certain Note and Warrant Purchase Agreement dated May 29, 2015 (the “Agreement”), pursuant to which the Company issued to the Investors convertible promissory notes and warrants.

WHEREAS, pursuant to Section 5.7 of the Agreement, the Agreement may be amended by the Investors holding convertible promissory notes representing at least two-thirds of the aggregate principal amounts of all convertible promissory notes issued thereunder (“Requisite Holders”), and the undersigned constitute at least the Requisite Holders.

WHEREAS, the Company and the undersigned desire to sell and issue additional convertible promissory notes and warrants in a subsequent closing.

NOW, THEREFORE, the parties hereto hereby agree as follows:

AMENDMENT

1. Capitalized Terms. All capitalized terms used herein but not specifically defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

2. Amendment to Section 2.1 (Closing). Section 2.1 (Closing) of the Agreement is hereby amended and restated in its entirety as follows:

2.1 Closings.

(a) Initial Closing. The Company may issue and sell Notes in the aggregate principal amount of $2,000,000 hereunder. The initial closing of the purchase and sale of Notes in the aggregate principal amount of up to $1,000,000 (the “Initial Closing”) shall be held at the offices of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, California 94304 at 10:00 a.m. on the date hereof or at such other place and date as is mutually agreeable to the Company and Investors that are identified on Exhibit A as purchasing Notes representing at least two-thirds of the aggregate Principal Amounts of all Notes to be issued at the Initial Closing.

(b) Subsequent Closing. Subsequent to the Initial Closing, the Company may issue and sell additional Notes, in the aggregate principal amount up to the balance not previously sold, to additional investors (the “Subsequent Closing”). Any such additional investor shall execute and deliver a counterpart signature page to this Agreement, and

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thereby become a party to and be deemed an Investor hereunder. All additional Investors and all additional Principal Amounts invested hereunder shall be reflected on Exhibit A, which shall be automatically amended without any further action by any party hereto. The Subsequent Closing shall be held at the offices of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto California 94304, on such date or at such other place as is mutually agreeable to the Company and Investors that are identified on Exhibit A as purchasing Notes representing at least two-thirds of the aggregate Principal Amounts of all Notes to be issued at such closing (which each such date and place, together with the Initial Closing, are designated as a “Closing”).

4. References to “the Closing”. All references to “the Closing” shall be replaced with “each Closing” except for such references in Exhibit C (form of Warrant).

5. Governing Law. This Amendment shall be governed by the laws of the State of Delaware, without regard to its conflicts of laws provisions.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. The parties contemplate that they may be executing counterparts of this Amendment transmitted by facsimile or electronic mail in PDF format and agree and intend that a signature by either facsimile machine or electronic mail in PDF format shall bind the party so signing with the same effect as though the signature were an original signature.

7. Conflicting Terms. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

8. Agreement in Full Force. Except as expressly set forth herein, the Agreement remains in full force and effect.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:

CATALYST BIOSCIENCES, INC.
a Delaware corporation

By:	/s/ Nassim Usman
Nassim Usman, Ph.D.
President & Chief Executive Officer

Address:
260 Littlefield Avenue
South San Francisco, CA 94080

Fax:

[Signature page to Amendment No. 1 to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ESSEX WOODLANDS HEALTH VENTURES FUND VIII, L.P.

	BY:	ESSEX WOODLANDS HEALTH VENTURES VIII, L.P.
ITS GENERAL PARTNER

	BY:	ESSEX WOODLANDS HEALTH VENTURES VIII, LLC
ITS GENERAL PARTNER

By:	/s/ Jeff Himawan
Title:	Manager

ESSEX WOODLANDS HEALTH VENTURES FUND VIII-A, L.P.

	BY:	ESSEX WOODLANDS HEALTH VENTURES VIII, L.P.
ITS GENERAL PARTNER

	BY:	ESSEX WOODLANDS HEALTH VENTURES VIII, LLC
ITS GENERAL PARTNER

By:	/s/ Jeff Himawan
Title:	Manager

ESSEX WOODLANDS HEALTH VENTURES FUND VIII-B, L.P.

	BY:	ESSEX WOODLANDS HEALTH VENTURES VIII, L.P.
ITS GENERAL PARTNER

	BY:	ESSEX WOODLANDS HEALTH VENTURES VIII, LLC
ITS GENERAL PARTNER

By:	/s/ Jeff Himawan
Title:	Manager

Notice Address:	335 Bryant Street
3rd Floor
Palo Alto, CA 94301
Attn: Jeff Himawan, PhD
Fax (650) 327-9755

With a copy (which shall
not constitute notice) to:	Perkins Coie LLP
131 S. Dearborn Street, Suite 1700
Chicago, IL 60603
Attn: Bruce Zivian
Fax: (312) 324-9433

[Signature page to Amendment No. 1 to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

MORGENTHALER PARTNERS VIII, L.P.
By:	Morgenthaler Management Partner VIII, LLC
Its Managing Partner

By:	/s/ Ralph E. Christoffersen
Ralph E. Christoffersen, Ph.D., Member

Address:	Terminal Tower
50 Public Terminal Square
Suite 2700
Cleveland, OH 44113

[Signature page to Amendment No. 1 to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HEALTHCARE VENTURES VIII, L.P.
By:	HealthCare Partners VIII, L.P.
Its general partner
	By:	HealthCare Partners VIII, LLC
Its general partner

	By:	/s/ Gus Lawlor

	Name:	Gus Lawlor

Title:

Address:	47 Thorndike Street
Suite B1-1
Cambridge, MA 02141

[Signature page to Amendment No. 1 to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SOFINNOVA VENTURE PARTNERS VI, L.P.

as nominee for

SOFINNOVA VENTURE PARTNERS VI, L.P.

SOFINNOVA VENTURE PARTNERS VI GmbH & CO., K.G.

SOFINNOVA VENTURE AFFILIATES VI, L.P.

By:	Sofinnova Management VI, LLC
its General Partner

/s/ Michael F. Powell
Michael F. Powell
Managing Member

Address:	3000 Sand Hill Road, Bldg. 4, Suite 250
Menlo Park, CA 94025

Tel: (650) 681-8425
Fax: (650) 322-2037

powell@sofinnova.com

[Signature page to Amendment No. 1 to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ROSETTA CAPITAL V GP LIMITED
ON BEHALF OF ROSETTA CAPITAL V LP

By:	/s/ Jonathan Hepple
Jonathan Hepple, Director

Address:

c/o The Accounts Bureau Limited

83 Victoria Street

London, SW1H OHW

United Kingdom

Contact Name: Jonathan Hepple

Contact Email: jph@rosettacapital.com

[Signature page to Amendment No. 1 to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

JOHNSON & JOHNSON INNOVATION-JJDC, INC.

/s/ Ashish K. Xavier
Asish K. Xavier
Vice President, Venture Investments

Address:	410 George Street
New Brunswick, NJ 08901

[Signature page to Amendment No. 1 to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

MIRAE ASSET VENTURE INVESTMENT CO., LTD.

By:	/s/ Eung Suk Kim
Name:	Eung Suk Kim
Title:	Chief Executive Officer

Address:	(Mirae Asset Venture Tower) 11F
20, Pangyoyeok-ro 241 beon-gil, Bundang-gu,
Seongnam-si, Gyeonggi-do 463-400, Korea

[Signature page to Amendment No. 1 to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

MIRAE ASSET GOOD COMPANY SECONDARY FUND
By:	Mirae Asset Venture Investment Co., Ltd.
its General Partner

By:	/s/ Eung Suk Kim
Name:	Eung Suk Kim
Title:	Chief Executive Officer

Address:	(Mirae Asset Venture Tower) 11F
20, Pangyoyeok-ro 241 beon-gil, Bundang-gu,
Seongnam-si, Gyeonggi-do 463-400, Korea

[Signature page to Amendment No. 1 to Note and Warrant Purchase Agreement]